UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________
FORM 8-K
______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
September 27, 2023
______________________________________________________
Veralto Corporation
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________
Delaware
(State or Other Jurisdiction of Incorporation)

001-41770		92-1941413
(Commission File Number)		(IRS Employer Identification No.)

225 Wyman St.	Suite 250
Waltham	MA	02451
(Address of Principal Executive Offices)		(Zip Code)
630-860-7300
(Registrant’s Telephone Number, Including Area Code)
c/o Danaher Corporation, 2200 Pennsylvania Avenue, N.W., Suite 800W, Washington, DC, 20037
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VLTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Agreements with Danaher Corporation
On September 29, 2023, Danaher Corporation (“Danaher”) entered into definitive agreements with Veralto Corporation (“Veralto”), a wholly owned subsidiary of Danaher at that time, that, among other things, set forth the terms and conditions of the separation of Veralto from Danaher (the “Separation”) and the distribution of all of Veralto’s outstanding common stock to holders of Danaher common stock (the “Distribution”). The agreements provide a framework for Danaher’s relationship with Veralto from and after the Separation, including the allocation between Veralto and Danaher of Danaher’s and Veralto’s assets, employees, services, liabilities and obligations attributable to periods prior to, at and after the Separation. In connection with the Separation, Danaher and Veralto entered into a Separation and Distribution Agreement (the “Separation Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), a Tax Matters Agreement (the “Tax Matters Agreement”), a Transition Services Agreement (the “Transition Services Agreement”), an Intellectual Property Matters Agreement (the “Intellectual Property Matters Agreement”), a DBS License Agreement (the “DBS License Agreement”) and a Framework Agreement (the “Framework Agreement”), each dated as of September 29, 2023. A summary of certain material features of the Separation Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement, the DBS License Agreement and the Framework Agreement, all of which are referenced below, can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Danaher” in Veralto’s Information Statement, which is included as Exhibit 99.1 hereto (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.

Separation Agreement
The Separation Agreement sets forth, among other things, the agreements between Veralto and Danaher regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of Veralto’s ongoing relationship with Danaher after the completion of the Separation and the Distribution. The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Employee Matters Agreement
The Employee Matters Agreement sets forth, among other things, Veralto’s and Danaher’s compensation and employee benefit obligations with respect to the employees and other service providers of each company, and generally will allocate liabilities and responsibilities relating to employment matters and employee compensation and benefit plans and programs. The Employee Matters Agreement will provide for the treatment of outstanding Danaher equity awards held by Veralto’s employees upon completion of the Distribution, as described in further detail in “Treatment of Outstanding Equity Awards at the Time of the Separation,” and certain other incentive arrangements. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Tax Matters Agreement
The Tax Matters Agreement governs Veralto’s and Danaher’s respective rights, responsibilities and obligations after the Distribution with respect to tax liabilities (including taxes, if any, incurred as a result of any failure of the Distribution or certain related transactions to qualify for tax-free treatment for U.S. federal income tax purposes) and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. In general, under the agreement, Veralto will be responsible for any U.S. federal, state, local or foreign taxes (and any related interest, penalties or audit adjustments) imposed with respect to tax returns that include only Veralto and/or any of its subsidiaries for any periods or portions thereof ending on or prior to the consummation of the Separation and Distribution. Danaher will generally retain responsibility for any U.S. federal, state, local or foreign taxes (and any related interest, penalties or audit adjustments) imposed with respect to tax returns that include Danaher or any of its subsidiaries and Veralto and/or any of its subsidiaries for periods or portions thereof prior to the consummation of the Separation and Distribution. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Transition Services Agreement
The Transition Services Agreement sets forth the terms and conditions pursuant to which Danaher and its subsidiaries and Veralto and its subsidiaries will provide to each other various services. The services to be provided include information technology, facilities, certain accounting and other financial functions, and administrative services. The charges for the transition services generally are expected to allow the providing company to fully recover all out-of-pocket costs and expenses it actually incurs in connection with providing the service, plus, in some cases, the allocated indirect costs of providing the services. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.

Intellectual Property Matters Agreement
The Intellectual Property Matters Agreement sets forth the terms and conditions pursuant to which Danaher has granted to Veralto a non-exclusive, fully paid-up, irrevocable, sublicensable (subject to the restriction below), worldwide and royalty-free license to use certain intellectual property rights retained by Danaher. Veralto will be able to sublicense its rights in connection with activities relating to Veralto’s and its affiliates business, but not for independent use by third parties.
Veralto has also granted back to Danaher a personal, generally irrevocable, non-exclusive, fully paid-up, sublicensable (subject to the restrictions below), worldwide and royalty-free license to continue to use the transferred intellectual property rights. Danaher will be able to sublicense its rights in connection with activities relating to Danaher’s and its affiliates retained business, but not for independent use by third parties. This license-back will permit Danaher to continue to use the transferred intellectual property rights in the conduct of its remaining businesses. The description of the Intellectual Property Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Intellectual Property Matters Agreement filed as Exhibit 10.4 hereto and incorporated herein by reference.

DBS License Agreement
The DBS License Agreement sets forth the terms and conditions pursuant to which Danaher has granted Veralto a non-exclusive, worldwide, non-transferable, perpetual license to Veralto to use, modify, enhance and improve DBS solely in support of its businesses. Veralto will be able to sublicense such license solely to direct and indirect, wholly-owned subsidiaries (but only as long as such entities remain direct and indirect, wholly-owned subsidiaries) and to third parties to the extent reasonably necessary to support the businesses of Veralto and its subsidiaries and subject to appropriate confidentiality and non-use obligations. In addition, each of Danaher and Veralto will license to each other improvements made by such party to DBS during the first two years of the term of the DBS License Agreement. The term period for the DBS license agreement is perpetual, unless terminated earlier by either party. The description of the DBS License Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the DBS License Agreement filed as Exhibit 10.5 hereto and incorporated herein by reference.
Framework Agreement
The Framework Agreement was entered into between Beckman Coulter, Inc., a subsidiary of Danaher (“Beckman Coulter”), and Hach Company, a subsidiary of Veralto (“Hach”), and governs intellectual property rights and manufacturing and distribution rights and obligations relating to the businesses’ particle counting analysis product line (the “Particle Counting Product Line”). The agreement provides for an allocation of intellectual property rights between the parties relating to the Particle Counting Product Line; provides that Hach will manufacture for Beckman Coulter certain products relating to the Particle Counting Product Line, upon the terms set forth in the agreement; and provides for an allocation of distribution rights between the parties relating to the Particle Counting Product Line. The aggregate annual payments under the agreement are not expected to exceed one percent of the annual revenues of either Danaher or Veralto. The description of the Framework Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Framework Agreement filed as Exhibit 10.6 hereto and incorporated herein by reference.
ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS
The information included under Item 5.03 of this Current Report on Form 8-K regarding the Amended and Restated Certificate of Incorporation is incorporated herein by reference.
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
Immediately prior to the Distribution, Veralto was a 100% owned subsidiary of Danaher. The Distribution was completed effective as of 12:01 a.m. on September 30, 2023. Following the completion of the Distribution, Veralto is now a separate public company trading under the symbol “VLTO” on the New York Stock Exchange. The Distribution was made to holders of Danaher common stock of record as of the close of business on September 13, 2023 (the “Record Date”), who received one share of Veralto common stock for every three shares of Danaher common stock held as of the Record Date. Danaher did not issue fractional shares of Veralto common stock in the Distribution. Fractional shares that holders of Danaher common stock would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those holders of Danaher common stock who would otherwise have been entitled to receive fractional shares.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Director Appointments
In connection with the Separation, effective on September 27, 2023, Matthew R. McGrew resigned from the Board of Directors (the “Board”) of Veralto and John T. Schwieters was appointed to the Board, to serve with Jennifer L. Honeycutt who continues to serve on the Board. Mr. Schwieters was also appointed to serve on the Audit Committee of the Board on such date. On September 29, 2023, the size of the Board of Veralto was expanded from two directors to 11 directors, and Linda Filler, Françoise Colpron, Daniel L. Comas, Shyam P. Kambeyanda, William H. King, Walter G. Lohr, Jr., Heath A. Mitts, Cindy L. Wallis-Lage and Thomas L. Williams were appointed to the Board, with such expansion to be effective as of, and the terms of such directorships commencing, immediately prior to the Distribution.
Biographical information for each member of the Board can be found in Veralto’s Information Statement under the section entitled “Management,” which is incorporated herein by reference.
The Board is comprised of three classes, as follows:

•	Class I: Messrs. Colpron, Kambeyanda and King are class I directors, whose terms will expire at the 2024 annual meeting of Veralto’s stockholders following the Distribution;

•	Class II: Messrs. Comas, Lohr and Schwieters and Ms. Wallis-Lage are class II directors, whose terms will expire at the 2025 annual meeting of Veralto’s stockholders following the Distribution; and

•	Class III: Messrs. Mitts and Williams and Mses. Honeycutt and Filler are class III directors, whose terms will expire at the 2026 annual meeting of Veralto’s stockholders following the Distribution.
The committees of the Board are comprised as follows:

•	Messrs. Schwieters, Kambeyanda and Mitts were appointed as members of the Audit Committee. Mr. Schwieters was appointed the Chair of the Audit Committee;

•	Messrs. Colpron and Williams and Ms. Filler were appointed as members of the Compensation Committee. Mr. Williams was appointed the Chair of the Compensation Committee;

•	Messrs. Lohr and Colpron and Ms. Wallis-Lage were appointed as members of the Nominating and Governance Committee. Mr. Lohr was appointed the Chair of the Nominating and Governance Committee.
Each of the non-employee directors of Veralto will receive compensation for their service as a director or committee member, including any additional compensation for services as Chair of the Board or a committee, in accordance with plans and programs more fully described in the Information Statement under the heading “Director Compensation,” which is incorporated herein by reference.
There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors.
There are no other transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.
Executive Officer Appointments

Effective as of immediately prior to the Distribution, the following persons are serving as executive officers of Veralto in the offices set forth beside each person’s name:
Jennifer L. Honeycutt    President and Chief Executive Officer
Sameer Ralhan        Senior Vice President and Chief Financial Officer
Melissa Aquino        Senior Vice President, Water Quality
Mattias Byström        Senior Vice President, Product Quality and Innovation
Surekha Trivedi        Senior Vice President, Strategy & Sustainability
Lesley Beneteau        Senior Vice President, Human Resources
Sylvia Stein        Senior Vice President and General Counsel
Biographical information for each of the executive officers of Veralto can be found in Veralto’s Information Statement under the section entitled “Management,” which is incorporated herein by reference.
Compensation Plans
2023 Stock Incentive Plan and Sub-Plans
In connection with the Separation, the Board adopted, and the sole stockholder of Veralto approved, the Veralto Corporation 2023 Omnibus Incentive Plan (the “Omnibus Plan”), which plan includes the Veralto Corporation Excess Contribution Program (the “Excess Contribution Program”) and the Veralto Corporation Executive Deferred Incentive Program (the “Executive Deferred Incentive Program”), as contemplated by the Information Statement. The Omnibus Plan became effective as of immediately prior to the Distribution on September 30, 2023. The terms of the Omnibus Plan, the Excess Contribution Program and the Executive Deferred Incentive Program are substantially the same as the terms set forth in the forms previously filed as Exhibits 10.13, 10.21 and 10.22, respectively, to Veralto’s Registration Statement on Form 10 filed with the SEC on August 3, 2023, as amended (File No. 001-41770) (the “Registration Statement”).

Veralto Corporation Deferred Compensation Plan
In connection with the Separation, the Board adopted the Veralto Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”), as contemplated by the Information Statement. The Deferred Compensation Plan became effective as of immediately prior to the Distribution on September 30, 2023. The terms of the Deferred Compensation Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.23 to the Registration Statement.

Veralto Corporation Senior Leader Severance Pay Plan
In connection with the Separation, the Board adopted the Veralto Corporation Senior Leader Severance Pay Plan (the “Senior Leader Severance Pay Plan”), as contemplated by the Information Statement. The Senior Leader Severance Pay Plan became effective as of immediately prior to the Distribution on September 30, 2023. The terms of the Senior Leader Severance Pay Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.20 to the Registration Statement.
Distribution Adjustment Awards
In accordance with the previously disclosed terms of the Employee Matters Agreement, Veralto’s executive officers were entitled to receive equity compensation awards relating to shares of Veralto common stock in replacement of previously outstanding awards of stock options, restricted stock units and performance stock units that were granted to them under Danaher’s stock incentive plans prior to the Distribution. Upon completion of the Distribution and in accordance with the Employee Matters Agreement, Veralto’s executive officers received replacement Veralto options and time-based restricted stock units in respect of their existing Danaher options, restricted stock units and performance stock units.

CEO Compensation

On October 1, 2023, in connection with Separation, the Compensation Committee of the Board approved an increase in the annual salary of Jennifer L Honeycutt, President and Chief Executive Officer of Veralto, from $900,000 to $1,000,000, effective as of the closing of the Separation. As of that date, the Compensation Committee of the Board approved the grant to Ms. Honeycutt of (i) an annual award with a grant date value of $2.5 million, in the form of stock options with respect to 50% of the total award and restricted stock units with respect to 50% of the total award, and (ii) an additional recognition award with a grant date value of $500,000, in the form of stock options with respect to 50% of the total award and restricted stock units with respect to 50% of the total award, in each case pursuant to the Omnibus Plan and subject to the form of option award agreement and form of restricted stock unit award agreement previously approved by the Board.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
In connection with the Separation, on September 29, 2023, the Certificate of Incorporation of Veralto was amended to implement a 2,462,913.42-for-1 stock split of Veralto common stock and to increase the authorized number of shares of common stock to 1 billion and to increase the authorized number of shares of preferred stock to 15 million.
Also on September 29, 2023, the Certificate of Incorporation of Veralto was further amended and restated (the “Amended and Restated Certificate of Incorporation”) and the Bylaws of Veralto were amended and restated (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” in Veralto’s Information Statement, and such section is incorporated herein by reference. The description set forth under this Item 5.03 is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

In connection with the Separation, the Board adopted Veralto’s Code of Conduct effective as of September 30, 2023. A copy of Veralto’s Code of Conduct is available under the Investor Relations—Corporate Governance section of Veralto’s website at www.veralto.com.
ITEM 8.01 OTHER EVENTS
In connection with the Separation, the Board adopted Corporate Governance Guidelines effective as of September 30, 2023. A copy of Veralto’s Corporate Governance Guidelines is available under the Investor Relations—Corporate Governance section of Veralto’s website at www.veralto.com.

On October 2, 2023, Veralto issued a press release announcing the completion of the Separation and Distribution and the start of Veralto’s operations as a separate public company. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
3.1	Amended and Restated Certificate of Incorporation of Veralto Corporation
3.2	Amended and Restated Bylaws of Veralto Corporation
10.1	Employee Matters Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.2	Tax Matters Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.3	Transition Services Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.4	Intellectual Property Matters Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.5	DBS License Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.6	Framework Agreement, dated as of September 29, 2023, by and between Beckman Coulter, Inc. and Hach Company
10.7
Veralto Corporation 2023 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.13 to the Registrant’s Registration Statement on Form 10 (File No. 001-41770), filed with the Commission on August 3, 2023)

10.8
Veralto Corporation Executive Deferred Incentive Plan, a sub-plan under the 2023 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.22 to the Registrant’s Registration Statement on Form 10 (File No. 001-41770), filed with the Commission on August 3, 2023)

10.9
Veralto Corporation Excess Contribution Program, a sub-plan under the 2023 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.21 to the Registrant’s Registration Statement on form 10 (File No. 001-41770) filed with the Commission on August 3, 2023).

10.10
Veralto Corporation Deferred Compensation Plan (incorporated by reference to Exhibit 10.22 to the Registrant’s Registration Statement on form 10 (File No. 001-41770) filed with the Commission on August 3, 2023)

14.1	Veralto Corporation Code of Conduct
99.1	Information Statement of Veralto Corporation dated September 13, 2023
99.2	Press release of Veralto Corporation, dated as of October 2, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERALTO CORPORATION

Date: October 2, 2023	By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Vice President, Securities & Governance and Secretary